                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options through the following twelve separate investment portfolios (the "Series") consisting of Class A, Class B and Class E shares. Shares offered through the May 1, 2000 prospectus are now called Class A shares. Not all Series offer all classes of shares.

MONEY MARKET SERIES                         EQUITY SERIES


State Street Research Money Market Series   Alger Equity Growth Series
 (formerly, Back Bay Advisors               Davis Venture Value Series
 Money Market Series)                       Harris Oakmark Mid Cap Value
                                             Series
FIXED-INCOME SERIES                         Loomis Sayles Small Cap Series
                                            MFS Investors Trust Series
State Street Research Bond Income            (formerly, MFS Investors
 Series (formerly, Back Bay                  Series)
 Advisors Bond Income Series)               MFS Research Managers Series
Salomon Brothers Strategic Bond             Westpeak Growth and Income
 Opportunities Series                        Series
Salomon Brothers U.S. Government
 Series

EQUITY AND FIXED-INCOME SERIES

Balanced Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I    A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2001,
                            AS AMENDED, JULY 1, 2001

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund............................. B-3
Section II--Summary Information about each Series ......................... B-5
Section III--Additional Information about each Series ..................... B-29
Section IV--Other Information about the Fund............................... B-63
Financial Highlights....................................................... B-65

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
State Street Research Money Market Series...................  B-5       B-30
State Street Research Bond Income Series....................  B-7       B-32
Salomon Brothers Strategic Bond Opportunities Series........  B-9       B-37
Salomon Brothers U.S. Government Series.....................  B-11      B-40
Balanced Series.............................................  B-13      B-42
Alger Equity Growth Series..................................  B-15      B-46
Davis Venture Value Series..................................  B-17      B-47
Harris Oakmark Mid Cap Value Series.........................  B-19      B-49
Loomis Sayles Small Cap Series..............................  B-21      B-53
MFS Investors Trust Series..................................  B-23      B-57
MFS Research Managers Series................................  B-25      B-59
Westpeak Growth and Income Series...........................  B-27      B-62

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND


ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series, which are composed of Class A, Class B and Class E shares. Shares offered through the May 1, 2000 prospectus (and any earlier Fund prospectus) are now called Class A shares. Not all Series offer all classes of shares. MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, Inc.) is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow



A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.






The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                   STATE STREET RESEARCH MONEY MARKET SERIES

                                    CLASS A
                                    CLASS B

INVESTMENT OBJECTIVE

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

State Street Research & Management Company ("State Street Research") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest all of its assets in any one type of security. The Series may invest in COMMERCIAL PAPER and ASSET-BACKED SECURITIES, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities of Canadian issuers and in obligations of foreign banks and foreign branches of U.S. banks. (Obligations of U.S. branches of foreign banks are not considered foreign securities.)

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  . A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual money market instruments held by Money
    Market, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. The risks of foreign investing are discussed more fully in Section III.
A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

COMMERCIAL PAPER is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other ASSET-BACKED SECURITIES are traded primarily among institutions.

ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. as subadviser to Money Market. The performance information set forth below reflects the management of Back Bay Advisors, L.P.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1991         6.2%
                             1992         3.8%
                             1993         3.0%
                             1994         4.0%
                             1995         5.6%
                             1996         5.1%
                             1997         5.3%
                             1998         5.3%
                             1999         5.0%
                             2000         6.2%

During the period shown above, the highest quarterly return was 1.77% for the first quarter of 1991, and the lowest quarterly return was 0.72% for the second quarter of 1993. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                    PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                    ------------- --------------- --------------
Class A............................     6.23%          5.38%          4.94%
Class B*...........................     5.98%          5.13%          4.69%
91 day T-Bill Rate.................      5.9%           5.1%           4.7%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

                    STATE STREET RESEARCH BOND INCOME SERIES

                                    CLASS A
                                    CLASS B

INVESTMENT OBJECTIVE

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

State Street Research & Management Company ("State Street Research") invests Bond Income's assets primarily in INVESTMENT GRADE fixed-income securities, including obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and ASSET-BACKED SECURITIES, corporate debt securities of U.S. and foreign issuers, corporate debt and cash equivalents. Additionally, the Series may invest in Rule 144A and other private placement securities.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, HIGH YIELD SECURITIES (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the preceding 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed income securities.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.

ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD SECURITIES (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. as subadviser to Bond Income. The performance information below reflects the management of Back Bay Advisors, L.P.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1991        18.0%
                             1992         8.2%
                             1993        12.6%
                             1994        -3.4%
                             1995        21.2%
                             1996         4.6%
                             1997        10.9%
                             1998         9.0%
                             1999        -0.5%
                             2000         8.1%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Class A...........................     8.15%          6.37%          8.65%
Class B*..........................     7.88%          6.10%          8.38%
Lehman Brothers Intermediate
 Government/Credit Index..........     10.1%           6.1%           7.4%
Lipper Variable Products
 Intermediate Investment Grade
 Debt Fund Average................      9.5%           5.6%           7.5%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        19.4%
                             1996        14.4%
                             1997        11.1%
                             1998         2.0%
                             1999         1.4%
                             2000         7.0%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Class A..................      7.03%          7.07%               8.53%
Class E*.................      6.84%          6.94%               8.39%
Lehman Brothers Aggregate
 Bond Index..............      11.6%           6.5%               8.2%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       4.7%           5.4%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") generally invests at least 80% of the total assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in INVESTMENT GRADE fixed-income securities that are not U.S. Government Securities.

PRINCIPAL INVESTMENT RISKS

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

  . A general decline in fixed-income security markets.

  . Poor performance of the types of fixed-income securities in which U.S.
    Government Series invests relative to other fixed-income securities.

  . Poor performance of individual fixed-income securities held by the U.S.
    Government Series, which may be due to interest rate risk or credit risk.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of the U.S Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        15.0%
                             1996         3.3%
                             1997         8.6%
                             1998         7.5%
                             1999         0.2%
                             2000        10.5%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Class A..................    10.45%          5.94%               7.30%
Class E*.................    10.26%          5.78%               7.14%
Lehman Brothers
 Intermediate Government
 Bond Index..............     10.5%           6.2%               7.3%
Lipper Variable Products
 U.S. Mortgage and GNMA       10.7%           6.2%      Data only available for
 Fund Average**..........                               full one-year periods

--------
 * Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund Average and the Lipper Variable Products GNMA Fund Average.

                                BALANCED SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Loomis and Wellington Management.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        24.8%
                             1996        16.9%
                             1997        16.2%
                             1998         9.1%
                             1999        -5.1%
                             2000        -1.9%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Class A..................    -1.91%          6.65%               9.20%
Class E*.................    -2.06%          6.46%               9.04%
S&P 500 Index............     -9.1%          18.4%               20.3%
Lehman Brothers
 Government/Credit
 Index...................     11.9%           6.2%                8.2%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      2.3%           8.2%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                           ALGER EQUITY GROWTH SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        48.8%
                             1996        13.2%
                             1997        25.6%
                             1998        47.8%
                             1999        34.1%
                             2000       -13.7%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the fouth quarter of 2000. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Class A..................    -13.68%        19.44%              22.33%
Class E*.................    -13.81%        19.27%              22.14%
S&P 500 Index............      -9.1%         18.4%               20.3%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....      -9.2%         17.7%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                           DAVIS VENTURE VALUE SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        39.3%
                             1996        25.8%
                             1997        33.5%
                             1998        14.4%
                             1999        17.5%
                             2000         9.5%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                        AVERAGE ANNUAL TOTAL RETURNS FOR
                           PERIODS ENDING DECEMBER 31

                                      PAST      PAST      LIFE OF THE SERIES
                                    ONE YEAR FIVE YEARS   (OCTOBER 31, 1994)
                                    -------- ---------- -----------------------
Class A............................  9.49%     19.85%           21.50%
Class E*...........................  9.31%     19.66%           21.32%
S&P 500 Index......................  -9.1%      18.4%            20.3%
Lipper Variable Products Growth                         Data only available for
 Fund Average......................  -9.2%      17.7%   full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                      HARRIS OAKMARK MID CAP VALUE SERIES

                                    CLASS A

                                    CLASS B

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which Mid Cap Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1994        -0.3%
                             1995        30.4%
                             1996        17.6%
                             1997        17.4%
                             1998        -5.5%
                             1999         0.3%
                             2000        20.5%

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Class A..................    20.51%          9.54%              11.79%
Class B*.................    20.20%          9.26%              11.51%
Class E*.................    20.32%          9.37%              11.62%
Russell Midcap Index.....      8.3%          16.7%               16.2%
Lipper Variable Products
 Midcap Fund Average.....      5.2%          18.3%      Data only available for
                                                        full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                         LOOMIS SAYLES SMALL CAP SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest Small Cap's assets primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1995        28.9%
                             1996        30.7%
                             1997        24.9%
                             1998        -1.7%
                             1999        31.8%
                             2000         5.2%

During the period shown above, the highest quarterly return was 29.9% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Class A..................     5.24%         17.33%              16.53%
Class E*.................     5.09%         17.16%              16.36%
Russell 2000 Index.......     -3.0%          10.3%               11.8%
Lipper Variable Products
 Small Company Fund            0.2%          14.9%      Data only available for
 Average.................                               full one-year periods

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                           MFS INVESTORS TRUST SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) (the "Investors Trust Series") is long-term growth of capital with a secondary objective to seek reasonable current income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Trust Series in equity securities, including preferred stocks and fixed income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Trust Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Trust Series involves risks. The Investors Trust Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Trust Series include:

  . A general decline in U.S. or foreign stock markets or fixed income security markets.

  . Poor performance of individual equity securities held by the Investors
    Trust Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed income securities held by the Investors Trust
    Series, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Investors Trust Series for the full calendar year since the Series began operations. The table following the bar chart compares the average annual total return of Investors Trust Series to the return of a relevant broad-based securities market index and to the return of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Investors Trust Series' returns. The return does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             2000        -0.2%

During the period shown above, the highest quarterly return was 1.89% for the third quarter of 2000, and the lowest quarterly return was -2.66% for the fourth quarter of 2000. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                                          PAST ONE YEAR    (APRIL 30, 1999)
                                          ------------- -----------------------
Class A..................................    -0.24%              1.55%
Class E*.................................    -0.34%              1.43%
S&P 500 Index............................     -9.1%               0.7%
Lipper Variable Products Growth and                     Data only available for
 Income Fund Average.....................      1.2%     full one-year periods

--------
 * Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                          MFS RESEARCH MANAGERS SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities, including preferred stocks and fixed income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in INVESTMENT GRADE fixed income securities and HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets or fixed income security markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Poor performance of fixed income securities held by the Research Managers
    Series, which may be due to interest rate risk or credit risk.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Research Managers Series for the full calendar year since the Series began operations. The table following the bar chart compares the average annual total return of Research Managers Series to the return of a relevant broad-based securities market index and to the return of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers Series' returns. The return does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.


                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             2000        -3.6%

During the period shown above, the highest quarterly return was 8.35% for the first quarter of 2000, and the lowest quarterly return was -12.05% for the fourth quarter of 2000. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                                           PAST ONE YEAR    (APRIL 30, 1999)
                                           ------------- -----------------------
Class A...................................    -3.64%              8.97%
Class E*..................................    -3.81%              8.80%
S&P 500 Index.............................     -9.1%               0.7%
Lipper Variable Products Growth Fund
 Average..................................     -9.2%     Data only available for
                                                         full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                       WESTPEAK GROWTH AND INCOME SERIES

                                    CLASS A

                                    CLASS E

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return for the Class A shares of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                  [BAR CHART]

                             YEAR     TOTAL RETURN
                             ----     ------------
                             1994        -1.2%
                             1995        36.5%
                             1996        18.1%
                             1997        33.5%
                             1998        24.4%
                             1999         9.4%
                             2000        -5.2%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Class A..................    -5.16%         15.26%              16.05%
Class E*.................    -5.29%         15.09%              15.88%
S&P 500 Index............     -9.1%          18.4%               17.8%
Lipper Variable Products
 Growth and Income Fund        1.2%          14.9%      Data only available for
 Average.................                               full one-year periods

--------
 * Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series other than Money Market may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   STATE STREET RESEARCH MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

State Street Research invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest all of its assets in any one type of security. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities of Canadian issuers and in obligations of foreign banks and foreign branches of U.S. banks. (Obligations of U.S. branches of foreign banks are not considered foreign securities.)

 Investment Selection

Money Market invests in short-term U.S. government securities and corporate and asset-backed securities rated in the highest rating category by Standard & Poor's and Moody's or any two other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short term corporate debt securities such as commercial paper, master demand notes, and asset-backed securities; securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and bank certificates of deposit and banker's acceptances.

The dollar-weighted average portfolio maturity of the fund may not exceed 90 days.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

PORTFOLIO MANAGEMENT

As of December 31, 2000, State Street Research managed approximately $53 billion in assets. State Street Research is located at One Financial Center, Boston, Massachusetts 02111.

During the year ended December 31, 2000, Money Market paid 0.35% of its average net assets in investment advisory fees.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

                    STATE STREET RESEARCH BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

State Street Research invests Bond Income's assets primarily in investment grade fixed-income securities, including obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, corporate debt and cash equivalents. Additionally, the Series may invest in Rule 144A and other private placement securities.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series, total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the preceding 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed income securities.

The Series may use FUTURES CONTRACTS, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' DURATION.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

 Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.


A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk than an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as FORWARD CONTRACTS or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

 Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed income securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

PORTFOLIO MANAGEMENT

As of December 31, 2000, State Street Research managed approximately $53 billion in assets. Street Research is located at One Financial Center, Boston, Massachusetts 02111.

Daniel R. Strelow has been responsible for the day-to-day management of the portfolio of the Series since July, 2001. Mr. Strelow is an Executive Vice President of State Street Research and has been a member of the fixed-income department since 1988.

During the year ended December 31, 2000, Bond Income paid 0.40% of its average net assets in investment advisory fees.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.



DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.




A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 2000, SBAM managed approximately $31.1 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 2000, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.




LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM generally invests at least 80% of the assets of the U.S. Government Series in U.S. Government
Securities including repurchase agreements collateralized by U.S. Government Securities and CMOs that relate to U.S. Government Securities. The U.S.
Government Series may also invest up to 20% of its assets in investment grade fixed-income securities that are not U.S. Government Securities.

 Investment Selection

SBAM determines how to invest assets of the U.S.
Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the DURATION of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 2000, SBAM managed approximately $31.1 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

Roger Lavan has been primarily responsible for the day-to-day management of U.S. Government since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and served as a co-portfolio manager of U.S. Government Bond from its inception until 1997.

During the year ended December 31, 2000, U.S. Government paid 0.55% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  . leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  . fundamentals deteriorate;

  . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  . U.S. government bonds

  . mortgage-backed securities

  . ASSET-BACKED SECURITIES

  . YANKEE BONDS

  . investment grade U.S. corporate bonds

  . high yield U.S. corporate bonds

  . foreign government and SUPRANATIONAL BONDS

  . emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 29, 2000, the average duration of this Index was 4.58 years. During 2000, the duration of this Index ranged from
4.58 years to 4.98 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).


ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 2000, the company managed over $274 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 2000, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 2000, Alger managed approximately $18.3 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 2000, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 2000, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $38.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 2000, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of December 31, 2000, this capitalization range was $1.5 billion to $10.4 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 2000..........................................       25.8%            8.3%
Average Annual Total Return From Inception of
 the Oakmark Select Fund (November 1, 1996) to
 December 31, 2000.............................       29.8%           16.8%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.




LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2000, Harris manages approximately $12 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 2000, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles will invest Small Cap's assets primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Series may invest the rest of its assets in larger companies. Loomis Sayles may also invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

 Stock Selection

Loomis Sayles begins with a universe of approximately 2000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs") and mutual funds. ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.


CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2000, Loomis Sayles managed approximately $66.9 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at

Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000 and joined Loomis Sayles in 1996. From 1990 to 1996, Mr. Thelen was a manager at PricewaterhouseCoopers LLP.

During the year ended December 31, 2000, Small Cap paid 0.90% of its average net assets in investment advisory fees.

                           MFS INVESTORS TRUST SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Trust Series in equity securities, including preferred stocks and fixed income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Trust Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Trust Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Rule 144A Securities.

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Trust Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Trust Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 2000, MFS managed approximately $141 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Trust Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 2000, the Investors Trust Series paid 0.75% of its average daily net assets in investment advisory fees.



A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities, including preferred stocks and fixed income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depository Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade securities and high yield debt.

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Fixed Income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.




CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.




A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PORTFOLIO MANAGEMENT

As of December 31, 2000, MFS managed approximately $141 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 2000, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.


LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 2000, Westpeak managed approximately $9.8 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver has served as the portfolio manager of Growth and Income since its inception in 1993. Mr. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer. He has been with Westpeak since it was established in 1991.

During the year ended December 31, 2000, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

MetLife Advisers was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

 Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 2000 has been audited by Deloitte & Touche, LLP, whose report for 2000, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

All the information in the table is for Class A shares of each Series because neither Class B shares nor Class E shares were outstanding during any of the periods covered by the table. The results for the Class B shares and Class E shares would be the same as those for Class A shares, reduced by the Rule 12b-1 fee to which the respective classes are subject. The Rule 12b-1 fee applicable to the Class B shares is at an annual rate of 0.25% of the average daily net assets of the class. The Rule 12b-1 fee applicable to the Class E shares is at an annual rate of 0.15% of the average daily net assets of the class.

                   STATE STREET RESEARCH MONEY MARKET SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      6.05      4.85      5.13      5.08      4.99
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................      6.05      4.85      5.13      5.08      4.99
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (6.05)    (4.85)    (5.13)    (5.08)    (4.99)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (6.05)    (4.85)    (5.13)    (5.08)    (4.99)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                               ========  ========  ========  ========  ========
Total Return (%).............       6.2       5.0       5.3       5.3       5.1
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.41      0.40      0.45      0.45      0.50
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      6.04      4.89      5.15      5.21      4.99
Net Assets, End of Year
 (000).......................  $242,346  $307,712  $203,597  $111,009  $116,999
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have
 been (%)....................       --        --        --        --       0.50

                    STATE STREET RESEARCH BOND INCOME SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000     1999      1998      1997      1996
                                -------- --------  --------  --------  --------
Net Asset Value, Beginning of
 Year.........................  $ 101.40 $ 109.89  $ 108.52  $ 105.63  $ 108.67
                                -------- --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income........      7.82     7.67      6.76      7.43      7.72
 Net Realized and Unrealized
  Gain (Loss) on Investments..      0.44    (8.18)     3.00      4.05     (2.70)
                                -------- --------  --------  --------  --------
 Total From Investment
  Operations..................      8.26    (0.51)     9.76     11.48      5.02
                                -------- --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income...........      0.00    (7.72)    (6.64)    (7.51)    (7.74)
 Distributions From Net
  Realized Capital Gains......      0.00    (0.16)    (1.75)    (1.08)    (0.32)
 Distributions In Excess of
  Net Realized Capital Gains..      0.00    (0.10)     0.00      0.00      0.00
                                -------- --------  --------  --------  --------
 Total Distributions..........      0.00    (7.98)    (8.39)    (8.59)    (8.06)
                                -------- --------  --------  --------  --------
Net Asset Value, End of Year..  $ 109.66 $ 101.40  $ 109.89  $ 108.52  $ 105.63
                                ======== ========  ========  ========  ========
Total Return (%)..............       8.1     (0.5)      9.0      10.9       4.6
Ratio of Operating Expenses to
 Average Net Assets (%).......      0.47     0.48      0.48      0.52      0.52
Ratio of Net Investment Income
 to Average Net Assets (%)....      7.37     7.12      6.66      6.97      7.22
Portfolio Turnover Rate (%)...        81       77        82        40        98
Net Assets, End of Year (000).  $283,140 $283,856  $267,791  $202,888  $180,359

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 10.67  $ 11.43  $ 12.01  $ 11.62  $ 10.85
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.77     0.95     0.80     0.75     0.51
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.02)   (0.78)   (0.56)    0.54     1.05
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    0.75     0.17     0.24     1.29     1.56
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................    0.00    (0.93)   (0.79)   (0.76)   (0.60)
Distributions From Net Realized
 Capital
 Gains............................    0.00     0.00    (0.02)   (0.14)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.01)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........    0.00    (0.93)   (0.82)   (0.90)   (0.79)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62
                                   =======  =======  =======  =======  =======
Total Return (%)..................     7.0      1.4      2.0     11.1     14.4
Ratio of Operating Expenses to
 Average Net Assets (%)...........    0.78     0.81     0.85     0.85     0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    6.90     8.15     7.20     7.32     7.79
Portfolio Turnover Rate (%).......     360      224      283      258      176
Net Assets, End of Year (000) .... $95,434  $94,910  $95,450  $71,202  $35,808
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --       --     0.87     1.19

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                             YEAR ENDED DECEMBER 31,
                                     ------------------------------------------
                                      2000    1999     1998     1997     1996
                                     ------- -------  -------  -------  -------
Net Asset Value, Beginning of Year.  $ 10.81 $ 11.47  $ 11.14  $ 10.83  $ 11.04
                                     ------- -------  -------  -------  -------
Income From Investment Operations
Net Investment Income..............     0.67    0.65     0.47     0.53     0.58
Net Realized and Unrealized Gain
 (Loss) on Investments.............     0.46   (0.62)    0.37     0.40    (0.21)
                                     ------- -------  -------  -------  -------
    Total From Investment
     Operations....................     1.13    0.03     0.84     0.93     0.37
                                     ------- -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income............................     0.00   (0.66)   (0.45)   (0.53)   (0.56)
Distributions From Net Realized
 Capital Gains.....................     0.00   (0.03)   (0.06)   (0.05)   (0.02)
Distributions in Excess of Net
 Realized Capital Gains............     0.00    0.00     0.00    (0.04)    0.00
                                     ------- -------  -------  -------  -------
    Total Distributions............     0.00   (0.69)   (0.51)   (0.62)   (0.58)
                                     ------- -------  -------  -------  -------
Net Asset Value, End of Year.......  $ 11.94 $ 10.81  $ 11.47  $ 11.14  $ 10.83
                                     ======= =======  =======  =======  =======
Total Return (%)...................     10.5     0.2      7.5      8.6      3.3
Ratio of Operating Expenses to
 Average Net Assets (%)............     0.70    0.70     0.70     0.70     0.70
Ratio of Net Investment Income to
 Average Net Assets (%)............     6.29    5.89     5.70     6.42     6.13
Portfolio Turnover Rate (%)........      583     530      496      572      388
Net Assets, End of Year (000)......  $57,173 $50,967  $45,807  $22,143  $13,211
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%).....     0.71    0.72     0.77     0.98     1.37

                                BALANCED SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000      1999      1998      1997     1996
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  13.85  $  15.51  $  14.86  $  13.55  $ 11.95
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.42      0.43      0.38      0.28     0.27
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.68)    (1.21)     0.97      1.90     1.73
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............     (0.26)    (0.78)     1.35      2.18     2.00
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.43)    (0.38)    (0.27)   (0.27)
Distributions From Net
 Realized Capital Gains.......     (0.01)    (0.26)    (0.32)    (0.60)   (0.13)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.19)     0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.01)    (0.88)    (0.70)    (0.87)   (0.40)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  13.58  $  13.85  $  15.51  $  14.86  $ 13.55
                                ========  ========  ========  ========  =======
Total Return (%)..............      (1.9)     (5.1)      9.1      16.2     16.9
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions(%)........      0.80      0.77      0.82      0.85     0.85
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions(%)(a).....      0.80       --        --        --       --
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.88      2.83      2.72      2.79     3.08
Portfolio Turnover Rate (%)...       126        63        72        60       59
Net Assets, End of Year (000).  $159,977  $192,666  $190,577  $137,443  $58,525
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --        --       0.86     0.99

--------
(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.

                           ALGER EQUITY GROWTH SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  29.34  $  25.11  $  17.62  $  15.58  $  13.80
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income (Loss).      0.03     (0.01)     0.04      0.02      0.04
Net Realized and Unrealized
 Gain (Loss) on Investments..     (3.99)     8.34      8.37      3.92      1.78
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............     (3.96)     8.33      8.41      3.94      1.82
                               --------  --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment
 Income......................     (0.09)     0.00     (0.04)    (0.02)    (0.04)
Distributions in Excess of
 Net Investment Income ......      0.00     (0.01)     0.00      0.00      0.00
Distributions From Net
 Realized Capital Gains......     (0.23)    (4.09)    (0.88)    (1.88)     0.00
                               --------  --------  --------  --------  --------
    Total Distributions......     (0.32)    (4.10)    (0.92)    (1.90)    (0.04)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $  25.06  $  29.34  $  25.11  $  17.62  $  15.58
                               ========  ========  ========  ========  ========
Total Return (%).............     (13.7)     34.1      47.8      25.6      13.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.79      0.80      0.83      0.87      0.90
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      0.23     (0.03)     0.19      0.12      0.24
Portfolio Turnover Rate (%)..        88       128       119       137        78
Net Assets, End of Year
 (000).......................  $968,357  $841,053  $410,726  $205,318  $120,456
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................       --        --        --        --       0.90

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000     1999      1998      1997      1996
                                -------- --------  --------  --------  --------
Net Asset Value, Beginning of
 Year.........................  $  26.67 $  23.15  $  20.80  $  16.09  $  13.10
                                -------- --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income.........      0.16     0.12      0.16      0.18      0.13
Net Realized and Unrealized
 Gain (Loss) on Investments...      2.37     3.93      2.84      5.20      3.26
                                -------- --------  --------  --------  --------
    Total From Investment
     Operations...............      2.53     4.05      3.00      5.38      3.39
                                -------- --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment
 Income.......................      0.00    (0.12)    (0.16)    (0.14)    (0.13)
Distributions From Net
 Realized Capital Gains.......      0.00    (0.32)    (0.49)    (0.53)    (0.27)
Distribution in Excess of Net
 Realized Capital Gain .......      0.00    (0.09)     0.00      0.00      0.00
                                -------- --------  --------  --------  --------
    Total Distributions.......      0.00    (0.53)    (0.65)    (0.67)    (0.40)
                                -------- --------  --------  --------  --------
Net Asset Value, End of Year..  $  29.20 $  26.67  $  23.15  $  20.80  $  16.09
                                ======== ========  ========  ========  ========
Total Return (%)..............       9.5     17.5      14.4      33.5      25.8
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions(%)........      0.79     0.81      0.83      0.90      0.90
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions(%)(a).....      0.79      --        --        --        --
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.62     0.55      0.82      0.94      1.25
Portfolio Turnover Rate (%)...        25       22        25        17        18
Net Assets, End of Year (000)
 .............................  $925,265 $655,599  $440,351  $280,448  $108,189
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       --        --       0.90      0.96

--------
(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.

                      HARRIS OAKMARK MID CAP VALUE SERIES

                                           YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   2000     1999      1998      1997     1996
                                 -------- --------  --------  --------  -------
Net Asset Value, Beginning of
 Year..........................  $ 121.71 $ 122.85  $ 170.59  $ 157.88  $142.44
                                 -------- --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income..........      1.15     1.36      1.09      0.00     0.11
Net Realized and Unrealized
 Gain (Loss) on Investments....     23.81    (0.97)   (11.41)    27.12    24.88
                                 -------- --------  --------  --------  -------
    Total From Investment
     Operations................     24.96     0.39    (10.32)    27.12    24.99
                                 -------- --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income.............      0.00    (1.36)    (1.09)     0.00    (0.13)
Distributions in Excess of net
 investment income.............      0.00    (0.17)     0.00      0.00     0.00
Distributions From Net Realized
 Capital Gains.................      0.00     0.00    (36.08)   (14.41)   (9.42)
Distributions in Excess of Net
 Realized Capital Gains........      0.00     0.00     (0.25)     0.00     0.00
                                 -------- --------  --------  --------  -------
    Total Distributions........      0.00    (1.53)   (37.42)   (14.41)   (9.55)
                                 -------- --------  --------  --------  -------
Net Asset Value, End of Year...  $ 146.67 $ 121.71  $ 122.85  $ 170.59  $157.88
                                 ======== ========  ========  ========  =======
Total Return (%)...............      20.5      0.3      (5.5)     17.4     17.6
Ratio of Operating Expenses to
 Average Net Assets (%)........      0.90     0.88      0.88      0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%).....      0.98     1.08      0.66     (0.16)    0.08
Portfolio Turnover Rate (%)....       143      119       171        49       65
Net Assets, End of Year (000)..  $139,518 $109,280  $112,997  $114,617  $82,667
The Ratios of Operating
 Expenses to Average Net Assets
 without giving effect to the
 voluntary expense agreement
 would have been (%)...........      0.96      --       0.90      0.86     0.92

                         LOOMIS SAYLES SMALL CAP SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000      1999      1998      1997     1996
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $ 201.73  $ 153.52  $ 158.92  $ 144.29  $118.80
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.42      0.51      1.24      1.22     1.05
Net Realized and Unrealized
 Gain (Loss) on Investments...     10.13     48.23     (4.01)    34.11    35.03
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............     10.55     48.74     (2.77)    35.33    36.08
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.01)    (0.53)    (1.24)    (1.21)   (1.03)
Distributions From Net
 Realized Capital Gains.......     (1.86)     0.00     (1.32)   (19.49)   (9.56)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00      0.00     (0.07)     0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (1.87)    (0.53)    (2.63)   (20.70)  (10.59)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $ 210.41  $ 201.73  $ 153.52  $ 158.92  $144.29
                                ========  ========  ========  ========  =======
Total Return (%)..............       5.2      31.8      (1.7)     24.9     30.7
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions(%)........      0.96      1.00      1.00      1.00     1.00
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions(%)(a).....      0.95       --        --        --       --
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.22      0.34      0.88      0.97     1.15
Portfolio Turnover Rate (%)...       148       146       111        87       62
Net Assets, End of Year (000).  $486,439  $322,318  $238,589  $200,105  $89,194
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       1.10      1.10      1.14     1.29

--------
(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.

                           MFS INVESTORS TRUST SERIES

                                                              APRIL 30, 1999(A)
                                                  YEAR ENDED       THROUGH
                                                 DECEMBER 31,   DECEMBER 31,
                                                     2000           1999
                                                 ------------ -----------------
Net Asset Value, Beginning of Period............   $ 10.26         $10.00
                                                   -------         ------
Income From Investment Operations
Net Investment Income...........................      0.04           0.02
Net Realized and Unrealized Gain (Loss) on
 Investments....................................     (0.06)          0.26
                                                   -------         ------
    Total From Investment Operations............     (0.02)          0.28
                                                   -------         ------
Less Distributions
Distributions From Net Investment Income........     (0.01)         (0.02)
                                                   -------         ------
    Total Distributions.........................     (0.01)         (0.02)
                                                   -------         ------
Net Asset Value, End of Period..................   $ 10.23         $10.26
                                                   =======         ======
Total Return (%)................................      (0.2)           2.9 (b)
Ratio of Operating Expenses to Average Net
 Assets (%).....................................      0.90           0.90 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).....................................      0.51           0.45 (c)
Portfolio Turnover Rate (%).....................        68             60
Net Assets, End of Period (000).................   $18,422         $6,841
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%)..........      1.57           2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                          MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(A)
                                                  YEAR ENDED       THROUGH
                                                 DECEMBER 31,   DECEMBER 31,
                                                     2000           1999
                                                 ------------ -----------------
Net Asset Value, Beginning of Period............   $ 11.98         $10.00
                                                   -------         ------
Income From Investment Operations
Net Investment Income...........................      0.02           0.00
Net Realized and Unrealized Gain (Loss) on
 Investments....................................     (0.45)          1.98
                                                   -------         ------
    Total From Investment Operations............     (0.43)          1.98
                                                   -------         ------
Less Distributions
Distributions From Net Investment Income........     (0.01)         (0.00)
                                                   -------         ------
    Total Distributions.........................     (0.01)         (0.00)
                                                   -------         ------
Net Asset Value, End of Period..................   $ 11.54         $11.98
                                                   =======         ======
Total Return (%)................................      (3.6)          19.8 (b)
Ratio of Operating Expenses to Average Net
 Assets (%).....................................      0.90           0.90 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).....................................      0.09          (0.06)(c)
Portfolio Turnover Rate (%).....................        83             84
Net Assets, End of Period (000).................   $53,910         $6,872
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%)..........      1.25           2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                       WESTPEAK GROWTH AND INCOME SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000      1999      1998      1997     1996
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $ 198.49  $ 208.34  $ 179.98  $ 151.77  $141.31
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      1.16      1.78      1.30      1.37     1.78
Net Realized and Unrealized
 Gain (Loss) on Investments...    (11.28)    17.51     42.44     48.76    23.69
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............    (10.12)    19.29     43.74     50.13    25.47
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (1.78)    (1.31)    (1.35)   (1.82)
Distributions From Net
 Realized Capital Gains.......     (4.98)   (27.36)   (14.07)   (20.57)  (13.19)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.98)   (29.14)   (15.38)   (21.92)  (15.01)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $ 183.39  $ 198.49  $ 208.34  $ 179.98  $151.77
                                ========  ========  ========  ========  =======
Total Return (%)..............      (5.2)      9.4      24.4      33.5     18.1
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense
 Reductions (%)...............      0.73      0.74      0.78      0.82     0.85
Ratio of Operating Expenses to
 Average Net Assets after
 Expense Reductions (%)(a)....      0.70       --        --        --       --
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.61      0.94      0.80      0.91     1.40
Portfolio Turnover Rate (%)...       138       115       100        93      104
Net Assets, End of Year (000).  $388,127  $417,540  $281,557  $152,738  $82,330
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................        --       --        --        --      0.91

--------
(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.